UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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MAXPOINT INTERACTIVE, INC.
(Name of Registrant as Specified in its Charter)
 (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
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March 21, 2017
You are cordially invited to attend the 2017 Annual Meeting of Stockholders of MaxPoint Interactive, Inc. that will be held on Wednesday, May 3, 2017 at 3:00 p.m. Eastern Time, at the Washington Duke Inn & Golf Club located at 3001 Cameron Blvd., Durham, North Carolina 27705.
Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our 2016 Annual Report. We encourage you to read this information carefully.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy card, if you have requested one. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Please review the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail regarding each of these voting options.
Thank you for your ongoing support of MaxPoint.

Very truly yours,

Joseph Epperson
President, Chief Executive Officer and Chairman

MAXPOINT INTERACTIVE, INC.
3020 Carrington Mill Blvd., Suite 300
Morrisville, North Carolina 27560

NOTICE OF ANNUAL MEETING
FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Wednesday, May 3, 2017 at 3:00 p.m. Eastern Time.
Place:	Washington Duke Inn & Golf Club located at 3001 Cameron Blvd., Durham, North Carolina 27705.
Items of Business:
(1)    To elect two directors named in the proxy statement accompanying this notice to serve as Class II directors until the annual meeting held in 2020 and until their successors are duly elected and qualified.

(2) To ratify the appointment of Deloitte & Touche LLP as MaxPoint Interactive, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2017.
(3) To transact such other business as may properly come before the annual meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this notice.
Adjournments and Postponements:
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on March 9, 2017.
Voting:
Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and vote on the Internet or by telephone or submit your proxy card, if you have requested one, as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About Procedural Matters.”

A Notice of Internet Availability of Proxy Materials (the “Notice”) has been mailed to stockholders of record on or about March 21, 2017. The Notice contains instructions on how to access our proxy statement for our 2017 Annual Meeting of Stockholders and our 2016 annual report to stockholders on Form 10-K (together, the “proxy materials”). The Notice also provides instructions on how to vote online, by telephone or by mail and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy materials can be accessed directly at the following Internet address: www.envisionreports.com/MXPT.
If you have any questions regarding this information or the proxy materials, please visit our website at www.maxpoint.com or contact our investor relations department at (800) 916-9960.
All stockholders are cordially invited to attend the annual meeting in person.

By order of the board of directors,

Joseph Epperson
President, Chief Executive Officer and Chairman

This notice of the Annual Meeting, proxy statement and the form of proxy card are being made available on or about March 21, 2017.

i

MAXPOINT INTERACTIVE, INC.
3020 Carrington Mill Blvd., Suite 300
Morrisville, North Carolina 27560

PROXY STATEMENT FOR 2017 ANNUAL MEETING OF STOCKHOLDERS
This proxy statement is furnished in connection with solicitation of proxies by our board of directors for use at the 2017 annual meeting of stockholders (the “Annual Meeting”) to be held at 3:00 p.m. Eastern Time on Wednesday, May 3, 2017, and any postponements or adjournments thereof. The Annual Meeting will be held at the Washington Duke Inn & Golf Club located at 3001 Cameron Blvd., Durham, North Carolina 27705. Beginning on or about March 21, 2017, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials. As used in this proxy statement, the terms “MaxPoint,” “we,” “us,” and “our” mean MaxPoint Interactive, Inc. and its subsidiaries unless the context indicates otherwise.
All share and per-share information presented in this proxy statement has been adjusted to reflect the impact of a 1-for-4 reverse stock split of our capital stock on April 25, 2016.
QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS
Annual Meeting

Q:	Why am I receiving these proxy materials?

A:
Our board of directors is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Wednesday, May 3, 2017 at 3:00 p.m. Eastern Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. The notice of Annual Meeting, this proxy statement and the form of proxy card are being made available to you on or about March 21, 2017. This proxy statement includes information that we are required to provide to you under rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Q:	What is included in the proxy materials?

A:	The proxy materials include:

•	This proxy statement for the Annual Meeting;

•	Our 2016 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016; and

•	The proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.

Q:	How can I get electronic access to the proxy materials?

A:
Our proxy materials are available at www.envisionreports.com/MXPT and at http://ir.maxpoint.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement.

You can find directions on how to instruct us to send future proxy materials to you by email at www.envisionreports.com/MXPT. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	What information is contained in this proxy statement?

A:
The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:	Where is the Annual Meeting?

A:	The Annual Meeting will be held at the Washington Duke Inn & Golf Club located at 3001 Cameron Blvd., Durham, North Carolina 27705. The telephone number at that location is (919) 490-0999.

Q:	Can I attend the Annual Meeting?

A:
You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of March 9, 2017. Admission will begin at 2:30 p.m. Eastern Time on the date of the Annual Meeting, and you must present valid picture identification such as a driver’s license or passport and, if asked, provide proof of stock ownership as of March 9, 2017. The use of mobile phones, pagers, recording or photographic equipment, tablets and/or computers is not permitted at the Annual Meeting. The meeting will begin promptly at 3:00 p.m. Eastern Time. Stockholders may request directions to our Annual Meeting by calling (919) 490-0999 or visiting www.washingtondukeinn.com/directions. This website address is included for reference only. The information contained on this website is not incorporated by reference into this proxy statement.

Stock Ownership

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Stockholders of record — If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the “stockholder of record,” and the proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial owners — Many MaxPoint stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials were forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.
As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.
Quorum and Voting

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware state law. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the meeting will constitute a quorum at the meeting. Holders of common stock have the right to one vote per share. A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted (“stockholder withholding”) with respect to a particular matter.

Under the General Corporation Law of the State of Delaware, abstentions and broker “non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.
A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q:	Who is entitled to vote at the Annual Meeting?

A:
Holders of record of our common stock at the close of business on March 9, 2017 (the “Record Date”) are entitled to receive notice of and to vote their shares at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, we had 6,632,889 shares of common stock outstanding. Stockholders do not have cumulative voting rights for the election of directors.

Q:	How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, if you have requested one, or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Stockholder of record — If you are a stockholder of record, there are three ways to vote without attending the Annual Meeting:

•
Via the Internet — You may vote by proxy via the Internet by following the instructions provided in the Notice (i.e. go to www.envisionreports.com/MXPT) or, if you requested printed copies of the proxy materials by mail, by following the instructions provided in the proxy card.

•
By Telephone — You may vote by proxy by telephone by following the instructions provided in the Notice (i.e. call toll free 1-800-652-VOTE (8683)) or, if you requested printed copies of the proxy materials by mail, by calling the toll free number found on the proxy card.

•
By Mail — If you requested printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Beneficial owners — If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to the information forwarded by your bank or broker to see which voting options are available to you.

Q:	What proposals will be voted on at the Annual Meeting?

A:	At the Annual Meeting, stockholders will be asked to vote:

(1)	To elect the two directors identified in this proxy statement to serve as Class II directors until the annual meeting held in 2020 and until their successors are duly elected and qualified;

(2)	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

(3)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Q:	What is the voting requirement to approve each of the proposals?

A:
Proposal One — The election of directors requires a plurality vote of the shares of common stock voted at the meeting. “Plurality” means that the individuals who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in such nominee’s favor.

Proposal Two — The affirmative vote of a majority of votes cast is required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Q:	How does the board of directors recommend that I vote?

A:	Our board of directors unanimously recommends that you vote your shares:

•	“FOR” the two nominees for election as directors listed in Proposal One; and

•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Q:	What happens if I do not give specific voting instructions?

A:	Stockholder of record — If you are a stockholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our board of directors; or

•	Sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.
If you are a stockholder of record and you do not vote on the Internet or by telephone or return a proxy card and do not vote your shares, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.
Beneficial owners — If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:
Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our one routine matter — the proposal to ratify the appointment of Deloitte & Touche LLP. Your broker will not have discretion to vote on the following “non-routine” matter absent direction from you: the election of directors.

Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:	Can I change or revoke my vote?

A:	Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.
If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). A stockholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.
If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:
We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of MaxPoint may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Q:	Is my vote confidential?

A:
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within MaxPoint or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:	Who will serve as inspector of elections?

A:	The inspector of elections will be a representative from Computershare Trust Company, N.A.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a current report on Form 8-K within four business days after the Annual Meeting.
Stockholder Proposals and Director Nominations

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future stockholder meetings.
Requirements for stockholder proposals to be considered for inclusion in our proxy materials — Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2018 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than November 21, 2017, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Requirements for stockholder proposals to be brought before an annual meeting — In addition, our bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our board of directors or any committee thereof or any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.
Our bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our board of directors, (2) otherwise properly brought before the meeting by or at the direction of our board of directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below).

The “Notice Deadline” is defined as that date which is not less than 90 days nor more than 120 days prior to the one year anniversary of the previous year’s annual meeting of stockholders. As a result, the Notice Deadline for the 2018 annual meeting of stockholders is between January 3, 2018 and February 2, 2018.
If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.
Recommendation of director candidates — You may recommend candidates to our board of directors for consideration by our nominating and corporate governance committee by following the procedures set forth below in “Corporate Governance — Stockholder Recommendations for Nominations to the Board of Directors.”

Q:	How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A:
A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. A copy of our bylaws is posted on the Investors portion of our website at http://ir.maxpoint.com. All notices of proposals by stockholders, whether or not included in MaxPoint’s proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Additional Information about the Proxy Materials

Q:	Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?

A:
In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report to our stockholders, primarily via the Internet. Beginning on or about March 21, 2017, we mailed to our stockholders a “Notice of Internet Availability of Proxy Materials” that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the Internet, how to vote at the meeting and how to request printed copies of the proxy materials and annual report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained at www.envisionreports.com/MXPT. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

Q:	What does it mean if multiple members of my household are stockholders but we only received one full set of proxy materials in the mail?

A:
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Corporate Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:	What is the mailing address for MaxPoint’s principal executive offices?

A:	Our principal executive offices are located at 3020 Carrington Mill Blvd., Suite 300, Morrisville, North Carolina 27560. Our telephone number is (800) 916-9960.
Any written requests for additional information, copies of the proxy materials and 2016 Annual Report, notices of stockholder proposals, recommendations for candidates to our board of directors, communications to our board of directors or any other communications should be sent to the address above.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 3, 2017.
The proxy statement and annual report to stockholders is available at www.envisionreports.com/MXPT.

PROPOSAL ONE
ELECTION OF DIRECTORS
General
Our board of directors may establish the authorized number of directors from time to time by resolution. Our board of directors is currently comprised of five members who are divided into three classes with staggered three-year terms. Our directors hold office until their successors have been elected and qualified or appointed, or the earlier of their death, resignation or removal. Our amended and restated certificate of incorporation and amended and restated bylaws that are in effect authorize only our board of directors to fill vacant directorships, including newly-created seats. Any additional directorships resulting from an increase in the authorized number of directors would be distributed among the three classes so that, as nearly as possible, each class would consist of one-third of the authorized number of directors. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.
Nominees
Two Class II directors have been nominated for election at the Annual Meeting for a three-year term expiring in 2020. Upon the recommendation of our nominating and corporate governance committee, our board of directors has nominated Lynnette Frank and Augustus Tai for election as Class II directors. The term of office of each elected director will continue until such director’s term expires in 2020, or until such director’s successor has been duly elected and qualified or appointed.
Information Regarding the Nominees and Other Directors
Information regarding our Class II director nominees and our other directors as of March 1, 2017, is set forth below:
Nominees for Class II Directors Whose Term Expires in 2020

Name	Age	Principal Occupation and Business Experience
Lynnette Frank	48
Ms. Frank has served as a member of our board of directors since August 2014. Ms. Frank is the chief financial officer and treasurer of Ben Bridge Jeweler, Inc., a jewelry chain and a wholly-owned subsidiary of Berkshire Hathaway Inc., where she has served in such roles since March 2016 and where she has been employed since December 2015. Previously, Ms. Frank was a partner at Deloitte & Touche LLP, a professional services firm that provides audit, tax, consulting, enterprise risk and financial advisory services, where she served as an audit professional from September 1990 through May 2014, including as an audit partner from August 2003 to May 2014. Ms. Frank received a B.A. in business administration with an accounting concentration from the University of Washington and is a certified public accountant in the State of Washington. Our board of directors believes that Ms. Frank’s deep experience with accounting, auditing and financial reporting qualifies her to serve on our board of directors.

Augustus Tai	51
Mr. Tai has served as a member of our board of directors since January 2010. Mr. Tai is a general partner at Trinity Ventures, a venture capital firm that invests in software, consumer enabling technologies and consumer services, where he has served since May 1996. Prior to joining Trinity, Mr. Tai was a management consultant at Bain & Company, a manager at Digital Equipment Corporation, a vendor of computer systems, and an analyst at The Goldman Sachs Group, Inc., a global investment banking, securities and investment management firm. Mr. Tai currently serves on the board of directors of a number of privately held technology companies. Mr. Tai received a B.A. in applied mathematics from Harvard University and a M.S. and M.B.A. from the Massachusetts Institute of Technology’s Department of Materials Science and Engineering and Sloan School of Management, respectively. Our board of directors believes that Mr. Tai’s deep experience with the venture capital industry and his extensive experience providing guidance and counsel to consumer-related technology companies qualify him to serve on our board of directors.

Incumbent Class III Directors Whose Term Expires in 2018

Name	Age	Principal Occupation and Business Experience
Joseph Epperson	46
Mr. Epperson has served as our chief executive officer and as a member of our board of directors since September 2006 and has served as our chairman and president since December 2011. Mr. Epperson served as our chief financial officer from September 2006 to February 2009. Prior to co-founding MaxPoint, Mr. Epperson was a finance director at PayPal, a division of eBay, from May 2001 to December 2006. Prior to eBay, Mr. Epperson was with 3Com Corporation, a digital electronics manufacturer, and, prior to that, a business analyst with Ford Motor Company, a multi-national automaker. Mr. Epperson received a B.S.B.A. in finance and accounting from The Ohio State University and an M.B.A. from Michigan State University. Our board of directors believes that Mr. Epperson’s comprehensive knowledge of our business due to his position as our chief executive officer, his extensive experience in general management and business strategy and his experience in the software industry qualify him to serve on our board of directors.

Len Jordan	50
Mr. Jordan has served as a member of our board of directors since December 2010 and as lead independent director since February 2015. Mr. Jordan is a managing director at Madrona Venture Group, a venture capital firm that invests in digital media and advertising, mobile, networking, commercial software and consumer internet companies, where he has served since January 2010. Prior to joining Madrona, Mr. Jordan worked full-time for Frazier Technology Ventures, a venture capital firm, from February 2003 to December 2010. He remains a general partner of Frazier Technology Ventures and, on its behalf, served on the board of Control4 Corporation, a publicly traded corporation that provides automation and control solutions for the connected home, from June 2004 to April 2015. Prior to Frazier Technology Ventures, Mr. Jordan was senior vice president of media systems and consumer appliances at RealNetworks, Inc., a provider of Internet streaming media delivery software and services, and, prior to that, president at Creative Multimedia, Inc., a developer and publisher of CD-ROM and Internet products. Mr. Jordan began his career as a product manager at Central Point Software, Inc., a software utilities company. Mr. Jordan currently serves on the board of directors of a number of privately held technology companies. Mr. Jordan received a B.S. in economics from the David Eccles School of Business at the University of Utah. Our board of directors believes that Mr. Jordan’s deep experience with the venture capital industry and his business experience building software and digital media companies qualify him to serve on our board of directors.

Incumbent Class I Director for a Term Expiring in 2019

Name	Age	Principal Occupation and Business Experience
Kevin Dulsky	50
Mr. Dulsky has served as a member of our board of directors since September 2006 and served as our corporate secretary from September 2006 until February 2016. Mr. Dulsky is a director of strategic partnerships at Lyft, Inc., a ridesharing service provider, where he has served since September 2015. Prior to Lyft, Mr. Dulsky was self-employed from November 2014 to September 2015. From December 2013 to November 2014, Mr. Dulsky was a vice president at Dot & Bo Inc., a furniture e-commerce company. From May 2013 to November 2013, Mr. Dulsky was president at Rakiteer, Inc., provider of an e-commerce mobile application. From January 2013 to May 2013, Mr. Dulsky was chief executive officer of WellPower, a mobile application offered by WellPoint, Inc., a mobile wellness company. From January 2011 to November 2012, Mr. Dulsky held a variety of executive positions at Nokia Oyj, a manufacturer of mobile devices and networks. Prior to Nokia, Mr. Dulsky was president at ID8 Advisory Services Corporation, an advisory company to mobile and Internet companies, from January 2008 to December 2010. Previously Mr. Dulsky was a senior director and general manager of PayPal Mobile with PayPal, Inc., an electronic payments company, and a director at eBay Inc., a global technology company. Mr. Dulsky currently serves as an advisor to a number of privately held companies. Mr. Dulsky received a B.A. in social psychology from Harvard University and an M.B.A. from Harvard Business School. Our board of directors believes that Mr. Dulsky’s extensive experience in general management and his deep experience in the technology industry qualify him to serve as a member of our board of directors.

There are no family relationships among any of our directors or executive officers. See “Corporate Governance” below for additional information regarding our board of directors.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CLASS II NOMINEES NAMED ABOVE.

PROPOSAL TWO
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
Our audit committee has appointed the firm of Deloitte & Touche, LLP, independent registered public accountants, to audit our financial statements for the year ending December 31, 2017. Deloitte & Touche, LLP has audited our financial statements since the fiscal year ended December 31, 2011.
Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of MaxPoint and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the year ending December 31, 2017. Our audit committee is submitting the selection of Deloitte & Touche, LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Deloitte & Touche, LLP will be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.
If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the audit committee would reconsider the appointment.
Principal Accounting Fees and Services
The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by Deloitte & Touche, LLP during the years ended December 31, 2016 and 2015:

	2016	2015
Audit Fees(1)	$813,601	$934,842
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	3,800	3,500
Total Fees	$817,401	$938,342

______________________________

(1)
Audit Fees: This category represents fees for professional services provided in connection with the audit of our financial statements, including audited financial statements presented in our registration statements on Form S-1 filed with the SEC in connection with our initial public offering in March 2015; review of our quarterly financial statements; and services provided in connection with other regulatory or statutory filings for which we have engaged Deloitte & Touche, LLP.

(2)
All Other Fees: The aggregate fees billed by Deloitte & Touche, LLP for services other than those reported above under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees” related to a subscription to an on-line accounting research database.

Pre-Approval of Audit and Non-Audit Services
Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee (or the chair if such approval if needed on a time urgent basis) generally pre-approves of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. All fees paid to Deloitte for the fiscal years ended December 31, 2016 and 2015 were pre-approved by the audit committee in accordance with the process described in the policy above.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

CORPORATE GOVERNANCE
Code of Conduct
Our board of directors has adopted a code of conduct that applies to all of our employees, officers and directors. We also expect our contractors, consultants, suppliers and agents to follow our code of conduct in connection with their work for us. The full text of our code of conduct is posted on our website at www.maxpoint.com under the Investor Relations section. We intend to disclose future amendments to, or waivers of, our code of conduct, as and to the extent required by SEC regulations, at the same location on our website identified above and in public filings.
Board Composition
Our business affairs are managed under the direction of our board of directors, which currently consists of five members. Four of our directors are independent within the meaning of the listing rules of the Nasdaq Stock Market, Inc. (“Nasdaq”).
In accordance with the terms of our amended and restated certificate of incorporation, our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.
Directors in a particular class will be elected for three-year terms at the annual meeting of stockholders in the year in which their terms expire. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term continues until the election and qualification of his or her successor, or the earlier of his or her death, resignation or removal.
The classification of our board of directors may have the effect of delaying or preventing changes in our control or management.
Our board of directors has adopted corporate governance guidelines posted on our website at www.maxpoint.com under the Investor Relations section.
Director Independence
Our common stock is listed on the Nasdaq. The listing rules of this stock exchange generally require that a majority of the members of a listed company’s board of directors be independent within 12 months following the closing of an initial public offering. Under the rules of the Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
A non-employee director is a director who is not employed by us and who does not receive compensation from us or have a business relationship with us that would require disclosure under certain SEC rules. Our board of directors has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of the Nasdaq. The independent members of our board of directors hold separate regularly scheduled executive session meetings, presided over by our lead independent director, at which only independent directors are present.
Audit committee members must also satisfy the independence rules in SEC Rule 10A-3 adopted under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a public company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Each of our current members of our audit committee, Messrs. Dulsky and Jordan and Ms. Frank, qualify as an independent director pursuant to Rule 10A-3.

Lead Independent Director
Our corporate governance guidelines provide that one of our independent directors should serve as a lead independent director at any time when our chief executive officer serves as the chairman of our board of directors or if the chairman is not otherwise independent. Because Mr. Epperson is our chairman, our board of directors has appointed Mr. Jordan to serve as our lead independent director. As lead independent director, Mr. Jordan actively participates in setting agendas for our board of directors meetings, presides at executive sessions of our board of directors, facilitates communication between management, the independent directors, and our chairman of the board of directors and performs such other duties as specified by our board of directors.
Board Leadership Structure
Currently, our chairman is Mr. Epperson, who also serves as our chief executive officer. The board of directors believes that it is in the best interests of the company and its stockholders for Mr. Epperson to serve in both roles given his knowledge of our company and industry. We believe that this structure provides appropriate leadership and oversight of the company and facilitates effective functioning of both management and the board of directors. Pursuant to our Corporate Governance Principles, our board of directors may separate or combine the roles of the chairman of the board of directors and chief executive officer when and if it deems it advisable and in our best interests and in the best interests of our stockholders to do so.
Board Committees
Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Our board of directors may establish other committees to facilitate the management of our business. Our board of directors and its committees set schedules for meeting throughout the year and can also hold special meetings and act by written consent from time to time, as appropriate. Our board of directors has delegated various responsibilities and authority to its committees as generally described below. The committees regularly report on their activities and actions to the full board of directors. Each member of each committee of our board of directors qualifies as an independent director in accordance with the listing standards of the Nasdaq. Each committee of our board of directors has a written charter approved by our board of directors. Copies of each charter are posted on our website at www.maxpoint.com under the Investor Relations section.
Audit Committee
During our fiscal year ended December 31, 2016, our audit committee held four meetings. The members of our audit committee are Messrs. Dulsky and Jordan and Ms. Frank, each of whom can read and understand fundamental financial statements. Each of Messrs. Dulsky and Jordan and Ms. Frank is independent under the rules and regulations of the SEC and the listing standards of the Nasdaq applicable to audit committee members. Ms. Frank is the chair of the audit committee. Our board of directors has determined that Ms. Frank qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq.
Our audit committee assists our board of directors’ oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications, independence and performance of the independent registered public accounting firm, the design and implementation of our internal audit function and risk assessment and risk management. Among other things, our audit committee is responsible for reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures. The audit committee also discusses with our management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope and timing of the annual audit of our financial statements, and the results of the audit, quarterly reviews of our financial statements and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing and overseeing procedures for the receipt, retention and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by our employees of concerning questionable accounting or auditing matters. In addition, our audit committee has direct responsibility for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. Our audit committee has sole authority to approve the hiring and discharging of our independent registered public accounting firm, all audit engagement fees and terms and all permissible non-audit engagements with the independent auditor. Our audit committee reviews and oversees all related person transactions in accordance with our policies and procedures.

Compensation Committee
During our fiscal year ended December 31, 2016, our compensation committee held five meetings. The members of our compensation committee are Messrs. Jordan and Tai. Mr. Jordan is the chair of the compensation committee. Each member of our compensation committee is independent under the rules and regulations of the SEC and the listing standards of the Nasdaq applicable to compensation committee members. Our compensation committee assists our board of directors with its oversight of the forms and amount of compensation for our executive officers, and the administration of our incentive plans for employees and other service providers, including our equity incentive plans, and certain other matters related to our compensation programs. Our executive officers may make recommendations on the form and amount of executive compensation, but the compensation committee makes the final decision and is not bound by executive officer recommendations. Our compensation committee has delegated authority to a committee of executive officers (currently our CEO and CFO) and directors (currently the chair of the compensation committee) to grant options and restricted stock units to employees who hold a position below the level of vice president. During our fiscal year ended December 31, 2016, our compensation committee engaged the services of Compensia, Inc., a compensation consulting firm, to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compared to the compensation practices of other companies. Compensia reports directly to the compensation committee. Compensia does not provide any services to us other than the services provided to the compensation committee. The compensation committee believes that Compensia does not have any conflicts of interest in advising the compensation committee under applicable SEC rules or Nasdaq listing standards.
Nominating and Corporate Governance Committee
During our fiscal year ended December 31, 2016, our nominating and corporate governance committee did not hold any meetings. The members of our nominating and corporate governance committee are Messrs. Jordan and Tai. Mr. Tai is the chair of the nominating and corporate governance committee. Our nominating and corporate governance committee assists our board of directors with its oversight of and identification of individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors, and selects, or recommends that our board of directors selects, director nominees; develops and recommends to our board of directors a set of corporate governance guidelines; and oversees the evaluation of our board of directors.
Compensation Committee Interlocks and Insider Participation
As noted above, the compensation committee of our board of directors consisted during the year ended December 31, 2016, and currently consists of, Messrs. Jordan and Tai. None of our executive officers serves, or served during the year ended December 31, 2016, as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our board of directors or our compensation committee.
Meetings of the Board of Directors
The full board of directors met 24 times during our fiscal year ended December 31, 2016. No director attended fewer than 75% of the total number of meetings of the board of directors and of any committees of the board of directors of which he or she was a member during our fiscal year ended December 31, 2016.
It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. We have scheduled our 2017 Annual Meeting on the same day as a regularly scheduled Board of Directors meeting in order to facilitate attendance by the members of our Board of Directors. Of our current directors, only Joseph Epperson attended our 2016 annual meeting of stockholders due to its close proximity to an in-person board meeting.
Stockholder Recommendations for Nominations to the Board of Directors
Our nominating and corporate governance committee has adopted Policies and Procedures for Director Candidates. Stockholder recommendations for candidates to our board of directors must be received by December 31st of the year prior to the year in which the recommended candidates will be considered for nomination, must be directed in writing to MaxPoint Interactive, Inc., 3020 Carrington Mill Blvd., Suite 300, Morrisville, North Carolina 27560, Attention: Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between us and the candidate within the last three years and evidence of the recommending person’s ownership of our capital stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for membership on the board of directors, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, other commitments and the like, personal references and an indication of the candidate’s willingness to serve.

Board Oversight of Risk
One of the key functions of our board of directors is informed oversight of our risk management process. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure. Our executive officers are responsible for the day-to-day management of the material risks we face. Our board of directors administers its oversight function directly as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. For example, our audit committee is responsible for overseeing the management of risks associated with our financial reporting, accounting and auditing matters; our compensation committee oversees the management of risks associated with our compensation policies and programs; and our nominating and corporate governance committee oversees the management of risks associated with director independence, conflicts of interest, composition and organization of our board of directors and director succession planning.
Director Compensation
Our board of directors approves the form and amount of director compensation. Our compensation committee and executive officers may make recommendations on the form and amount of director compensation, but the board makes the final decision and is not bound by compensation committee or executive officer recommendations.
In February 2015, we approved a non-employee director compensation program that became effective upon completion of our initial public offering. Under this program, each non-employee director became eligible to receive compensation for his or her service on our board of directors or committees thereof consisting of annual cash retainers paid quarterly in arrears, as follows:

Position	Retainer
Board Member	$30,000
Chair of the Board of Directors	20,000
Audit Committee Chair	20,000
Compensation Committee Chair	15,000
Nominating and Corporate Governance Committee Chair	15,000
Audit Committee Member	15,000
Compensation Committee Member	10,000
Nominating and Corporate Governance Committee Member	10,000
We have a policy of reimbursing our directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings.
In addition, we initially planned that directors would also receive annual stock option grants of 6,000 shares, and new non-employee directors would be eligible for an initial stock option grant of 18,000 shares. Such options were to vest monthly in equal installments over 12 or 36 months, respectively, of continuous service. However, in lieu of making such stock option grants to our directors in 2016, our board of directors determined it was in our best interests and the best interests of our stockholders to grant certain of our directors restricted stock units.
In 2016, we granted each of Ms. Frank and Mr. Dulsky 4,000 restricted stock units, in each case 25% of which vest on the date six months after the vesting commencement date and 12.5% of which vest at the end of each three month period thereafter, subject to their continued service to us. These awards are subject to vesting acceleration upon certain events under the Company's Change in Control Equity Acceleration Policy. Messrs. Jordan and Tai elected to decline any compensation for service on our board of directors during 2016. Mr. Epperson, who was our chief executive officer during 2016, does not receive additional compensation for his service as a director.

Other than as set forth in the table and described more fully below, in 2016 we did not pay any fees to, make any equity awards to, or pay any other compensation to the non-employee directors. The following table provides information concerning the compensation paid to each of our non-employee members of our board of directors who served as a director during the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($) (3)
Kevin Dulsky	$41,250	$35,480	$76,730
Lynnette Frank	50,000	35,480	85,480
Len Jordan	—	—	—
Augustus Tai	—	—	—
______________________________

(1)	The amounts shown in this column represent the aggregate amounts of all fees earned or paid in cash for services as a director in 2016 as discussed above.

(2)
Amounts represent the aggregate grant date fair value of restricted stock units (“RSU’s”) as computed in accordance with FASB ASC Topic 718. As required by rules of the SEC, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3)
As of December 31, 2016, each of Ms. Frank and Mr. Dulsky held 4,000 RSU’s and an outstanding option to purchase 4,500 shares of our common stock. Neither Mr. Jordan nor Mr. Tai has been granted any RSU’s or options to purchase shares of our common stock.

Stockholder Communications with the Board of Directors
Stockholders and interested parties wishing to communicate with the board of directors or with an individual member of the board of directors may do so by writing to the board of directors or to the particular member of the board of directors, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder or interested parties communication. All such communications will be forwarded to the director or directors to whom the communications are addressed.

EXECUTIVE OFFICERS
Our executive officers, and their ages and positions as of March 1, 2017, are set forth below:

Name	Age	Position(s)
Joseph Epperson	46	President, Chief Executive Officer and Chairman
Gretchen Joyce	52	Chief Operating Officer
Kurt Carlson	46	Chief Technology Officer
Brad Schomber	43	Chief Financial Officer
Thomas William “Bill” Alvey, III	49	General Counsel, Chief Privacy Officer and Secretary
Joseph Epperson. See biographical information set forth above under “Proposal One — Election of Directors.”
Gretchen Joyce has served as our chief operating officer since December 2011. Ms. Joyce served as our president from February 2009 to December 2011 and as a member of our board of directors from September 2006 to January 2010. Prior to co-founding MaxPoint, Ms. Joyce was a vice president of sales and distribution at Tesla Motors, Inc., an electric vehicle manufacturer, from May 2006 to August 2007. From March 2004 to April 2006, Ms. Joyce was a director of international motors at eBay Inc., a global technology company, and, from April 2001 to March 2004, director of passenger vehicles at eBay. Prior to eBay, Ms. Joyce was director of business development at E-Loan, Inc., a financial services company, and manager, retail strategies at Saturn Corporation, an automobile manufacturer. Ms. Joyce received a B.A. in economics and management from Albion College.
Kurt Carlson has served as our chief technology officer since September 2006. Prior to co-founding MaxPoint, Mr. Carlson was a senior software engineer at NetQoS Inc., a provider of network management software and services, from May 2006 to July 2007. From March 2001 to April 2006, Mr. Carlson held a variety of positions, including director, software development, at Luminex Corporation, a biotechnology company. Prior to Luminex, Mr. Carlson held multiple software engineering positions at Wavefly Corporation, a developer of technology platforms enabling users to access digital media, and National Instruments Corporation, a producer of automated test equipment and virtual instrumentation software. Mr. Carlson received a B.S. in computer and information science from The Ohio State University.
Brad Schomber has served as our chief financial officer since March 2014. Prior to joining MaxPoint, Mr. Schomber was chief accounting officer at ChannelAdvisor Corporation, a provider of software-as-a-service solutions for e-commerce optimization, from August 2013 to March 2014. Previously at ChannelAdvisor, Mr. Schomber was vice president of finance from July 2010 to July 2013, director of finance from July 2009 to July 2010 and controller from July 2006 to July 2009. From July 2002 to July 2006, Mr. Schomber served in various roles, including as senior audit manager, at Grant Thornton LLP, an accounting firm. From September 1995 to July 2002, Mr. Schomber was an audit manager at Arthur Andersen LLP, an accounting firm. Mr. Schomber received a B.S. in accounting from Wake Forest University.
Thomas William “Bill” Alvey, III has served as our chief privacy officer since March 2017 and our general counsel and secretary since February 2016. From August 2014 to January 2016, he served as general counsel and chief privacy officer of Kabbage, Inc., an alternative lending technology platform. Mr. Alvey was general counsel, corporate secretary and chief privacy officer of Silverpop Systems, Inc., a marketing software company, from March 2008 until August 2014. From 2004 until 2008, he was general counsel and chief privacy officer of Build-A-Bear Workshop Incorporated, a publicly traded retail company. Prior to that, Mr. Alvey served as corporate counsel at Amdocs Incorporated and as assistant general counsel and general counsel of iXL Incorporated and was associated with the law firms of Husch Blackwell and McGuire Woods. Mr. Alvey received a B.A. in history from the University of Virginia and a J.D. from Washington University.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table provides information concerning the compensation paid to each of our named executive officers for the years ended December 31, 2015, and December 31, 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation $ (3)	Total ($)
Joseph Epperson	2016	$296,475	$1,000	$230,620	$—	$180,000	$708,095
President, Chief Executive Officer and Chairman	2015	$270,000	$91,000	$—	$60,970	$—	$421,970
Gretchen Joyce	2016	$281,400	$1,000	$133,050	$—	$140,000	$555,450
Chief Operating Officer	2015	$251,250	$71,000	$—	$36,582	$—	$358,832
Brad Schomber	2016	$276,375	$1,000	$141,920	$14,149	$100,000	$533,444
Chief Financial Officer
______________________________

(1)	For 2016, reflects a cash bonus paid to each of our employees. For 2015, reflects a bonus paid in 2016 for company performance in 2015 and a cash bonus paid to each of our employees.

(2)
Amounts represent the aggregate grant date fair value of RSU’s and stock options as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported are set forth in the notes to our audited consolidated financial statements included in Note 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC. As required by rules of the SEC, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3)	For 2016, reflects a bonus to be paid in 2017 for company performance in 2016.
Narrative Explanation of Compensation Arrangements with Our Named Executive Officers
The base salaries of all of our executive officers are reviewed annually and adjusted when our board or its compensation committee determines an adjustment is appropriate. In August 2016, our compensation committee approved an increase in the base salary for each of Messrs. Epperson and Schomber and Ms. Joyce. At that time, Mr. Epperson’s base salary increased from $295,000 to $299,425, Ms. Joyce’s base salary increased from $280,000 to $284,200 and Mr. Schomber’s base salary increased from $275,000 to $279,125.
Our named executive officers were eligible to earn cash incentive bonuses based on achievements of revenue targets for the year ended December 31, 2016. We require that participants continue to be employed through the payment date to receive a bonus. In August 2015, our compensation committee approved target bonus amounts for the year ending December 31, 2015 of $225,000 (up from $195,000) for Mr. Epperson, $175,000 (up from $164,000) for Ms. Joyce and $125,000 (up from $90,000) for Mr. Schomber. There were no changes to these target bonus amounts for the year ending December 31, 2016. For the year ended December 31, 2016, in March 2017 the compensation committee approved bonus payments at 80% of the target bonus amounts listed above. This percentage was based on: (1) the level of obtainment within our specified range of revenue and adjusted EBITDA targets; and (2) management’s performance toward discretionary operational goals, as determined by the compensation committee.
Employee Benefits and Perquisites
Our named executive officers are eligible to participate in our health and welfare plans to the same extent as are all full-time employees generally. We generally do not provide our named executive officers with perquisites or other personal benefits. However, in December 2016, we gave each of our employees, including each of our named executive officers a $1,000 cash bonus.
None of our named executive officers have entered into employment agreements for a specific term with us, and none of our named executive officers are eligible for any severance or change in control benefits except as described below in “—Equity Compensation.”

Outstanding Equity Awards at 2016 Fiscal Year-End
The following table provides information regarding each unexercised option and all unvested stock held by each of our named executive officers as of December 31, 2016. The vesting schedule applicable to each outstanding award is described in the footnotes to the table below.

		Option Awards					Stock Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Vested	Number of Securities Underlying Unexercised Options (#) Unvested (1)	Option Exercise Price ($) (2)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#) (3)	Market Value of Shares of Stock That Have Not Vested ($) (4)
Joseph Epperson	6/11/2014	6/11/2014	31,252	18,748	$53.04	6/10/2024	—	—
	11/16/2015	8/16/2015	8,333	16,667	$22.00	11/15/2025	—	—
	9/19/2016	9/19/2016	—	—	$—	—	26,000	$156,000
Gretchen Joyce	6/11/2014	6/11/2014	17,968	10,782	$53.04	6/10/2024	—	—
	11/16/2015	8/16/2015	4,999	10,001	$22.00	11/15/2025	—	—
	9/19/2016	9/19/2016	—	—	$—	—	15,000	$90,000
Brad Schomber	3/20/2014	3/17/2014	35,705	16,795	$45.44	3/19/2024	—	—
	11/16/2015	8/16/2015	4,166	8,334	$22.00	11/15/2025	—	—
	5/27/2016	5/27/2016	—	3,000	$10.18	5/26/2016	—	$—
	9/19/2016	9/19/2016	—	—	$—	—	16,000	$96,000
______________________________

(1)
Options generally vest over four years of service following the vesting commencement date set forth above, with 25% vesting upon completion of one year of service and in 36 monthly installments thereafter.

(2)
In November 2015, our Compensation Committee approved the grant to our named executive officers of premium-priced stock options, meaning stock options with exercise prices of $22.00 per share, which was $14.28 per share above the November 16, 2015 grant date closing market price of our common stock ($7.72 per share). This was requested by our senior management team, who had communicated to the Board and the Compensation Committee their commitment to the Company and its long-term business goals and their interest in receiving long-term equity incentive awards that both reflected their commitment and more closely aligned their own goals with those of our stockholders.

(3)
The amounts in the “Stock Awards” column represent common shares underlying RSU’s. RSU’s generally vest over a two-year term upon the expiration of an initial six months cliff period and vest quarterly thereafter assuming continuing service.

(4)
This column represents the market value of the shares of common stock underlying the unvested RSU’s as of December 31, 2016, based on the closing price of our common stock, as reported on the Nasdaq, of $6.00 per share on December 31, 2016.

Equity Compensation; Change in Control Equity Acceleration Policy
We typically grant equity awards to new hires upon their commencing employment with us. Stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes. Generally, our equity awards vest over four years, with 25% of such award vesting after the completion of 12 months of service, and the remainder vesting in equal monthly installments over an additional 36 months of service.
As of March 1, 2017, all outstanding stock options held by our named executive officers are “underwater” meaning that they have exercise prices that are greater than the current market price of our common stock.
Beginning in 2016, we granted restricted stock units to our employees, including our named executive officers. Each RSU represents the contingent right to receive one share of our common stock. The RSU’s granted typically vest over a two-year term upon the expiration of an initial six months cliff period and vest quarterly thereafter assuming continuing service.

Pursuant to our change in control equity acceleration policy, which is a “double trigger” vesting acceleration policy that became effective upon the effective date of our initial public offering, if any of our employees, including our named executive officers, are subject to a termination without cause or resign for certain good reasons during the period beginning 45 days prior to, and ending on the first anniversary of, a change in control of us, 50% (or 25% for employees who have completed less than one year of continuous employment with us prior to such change in control) of such employee’s then-otherwise unvested equity or equity-based awards will vest and/or become exercisable as of the employment termination date. Such benefits are contingent on the employee’s execution and non-revocation of a general release of claims against us and agreeing to adhere to any noncompetition, nonsolicitation or nondisparagement policy then in effect.
Retirement Benefits
We have established a 401(k) tax-deferred savings plan, which permits participants, including our named executive officers, to make contributions by salary deduction pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended. We are responsible for administrative costs of the 401(k) plan. We may, in our discretion, make matching contributions to the 401(k) plan. No employer contributions have been made to date.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2016 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(3)
Equity compensation plans approved by stockholders(1)	1,562,344	$28.73	256,336
Equity compensation plans not approved by stockholders	—	—	—
Total	1,562,344		256,336

______________________________

(1)
All of our equity compensation plans have been approved by stockholders. This information is with respect to the 2010 Equity Incentive Plan (the “2010 Plan”), the 2015 Equity Incentive Plan (the “2015 Plan”) and the 2015 Employee Stock Purchase Plan. The 2015 Plan is the successor to and continuation of the 2010 Plan. As of the March 5, 2015 effective date of our initial public offering, no additional awards were to be granted under the 2010 Plan, but all stock awards granted under the 2010 Plan remain subject to their existing terms.

(2)	The weighted average exercise price does not take into account outstanding RSU’s.

(3)
Included in this amount are 189,513 shares available for future issuance under the 2015 Equity Incentive Plan and 66,823 shares available for future issuance under the 2015 Employee Stock Purchase Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 1, 2017 for:

•	each of our named executive officers;

•	each of our directors;

•	all of our executive officers and directors as a group; and

•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 6,632,889 shares of common stock outstanding at March 1, 2017. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options held by that person or entity that are currently exercisable or that will become exercisable within 60 days of March 1, 2017. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o MaxPoint Interactive, Inc., 3020 Carrington Mill Blvd., Suite 300, Morrisville, North Carolina 27560.

	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Name of Beneficial Owner
Named Executive Officers and Directors:
Kevin Dulsky(1)	137,329	2.1
Joseph Epperson(2)	583,844	8.7
Lynnette Frank(3)	6,367	*
Len Jordan(4)	1,266,030	19.1
Gretchen Joyce(5)	154,702	2.3
Brad Schomber(6)	64,083	1.0
Augustus Tai(7)	1,537,392	23.2
All Executive Officers and Directors as a Group (9 persons)(8)	3,896,863	57.1
5% Stockholders:
Trinity Ventures(9)	1,537,392	23.2
Madrona Venture Funds(10)	1,266,030	19.1
Performance Equity Management(11)	389,203	5.9
______________________________
* Less than 1 percent.

(1)
Consists of (i) 112,500 shares of common stock held by Mr. Dulsky, (ii) 4,500 shares of common stock issuable to Mr. Dulsky pursuant to an option exercisable within 60 days of March 1, 2017, (iii) 1,000 shares of common stock issuable to Mr. Dulsky pursuant to RSU’s vesting within 60 days of March 1, 2017 and (iv) 19,329 shares of common stock held by Kevin Dulsky and Melissa Daniels.

(2)
Consists of (i) 531,508 shares of common stock held by Mr. Epperson, (ii) 45,836 shares of common stock issuable to Mr. Epperson pursuant to an option exercisable within 60 days of March 1, 2017 and (iii) 6,500 shares of common stock issuable to Mr. Epperson pursuant to RSU’s vesting within 60 days of March 1, 2017.

(3)
Consists of (i) 1,370 shares of common stock held by Ms. Frank, (ii) 3,997 shares of common stock issuable to Ms. Frank pursuant to an option exercisable within 60 days of March 1, 2017 and (iii) 1,000 shares of common stock issuable to Ms. Frank pursuant to RSU’s vesting within 60 days of March 1, 2017.

(4)
Consists of 1,266,030 shares of common stock held by the Madrona Venture Funds, as reflected in footnote 10 below. Mr. Jordan, a member of our board of directors, is a managing director of Madrona IV General Partner, LLC, the general partner of Madrona Investment Partners IV, L.P., itself the general partner of Madrona Venture Fund IV, L.P. (Madrona Fund IV) and Madrona Venture Fund IV-A, L.P. (Madrona Fund IV-A, and together with Madrona Fund IV, the Madrona Venture Funds), and has shared voting and dispositive power with regard to the shares directly held by the Madrona Venture Funds. Mr. Jordan disclaims beneficial ownership of the securities except to the extent of his pecuniary interest therein.

(5)
Consists of (i) 120,045 shares of common stock held by Ms. Joyce, (ii) 26,612 shares of common stock issuable to Ms. Joyce pursuant to an option exercisable within 60 days of March 1, 2017, (iii) 3,750 shares of common stock issuable to Ms. Joyce pursuant to RSU’s vesting within 60 days of March 1, 2017 and (iv) 4,295 shares of common stock held by Gretchen Joyce and Brien Joyce.

(6)
Consists of (i) 2,375 shares of common stock held by Mr. Schomber, (ii) 57,708 shares of common stock issuable to Mr. Schomber pursuant to an option exercisable within 60 days of March 1, 2017, of which 12,317 shares issuable will be unvested as of such date, and (iii) 4,000 shares of common stock issuable to Mr. Schomber pursuant to RSU’s vesting within 60 days of March 1, 2017.

(7)
Consists of 1,537,392 shares of common stock held by the Trinity Entities, as reflected in footnote 9 below. Mr. Tai, a member of our board of directors, is a management member of Trinity TVL X, LLC, the general partner of each of the Trinity Entities, and has shared voting and dispositive power with regard to the shares directly held by the Trinity Entities.

(8)
Includes (i) 3,709,192 shares of common stock beneficially owned by directors and executive officers, (ii) 166,671 shares of common stock issued to directors and executive officers pursuant to options exercisable within 60 days of March 1, 2017, of which 12,317 shares issuable will be unvested as of such date and (iii) 21,000 shares of common stock issuable to directors and executive officers pursuant to RSU’s vesting within 60 days of March 1, 2017.

(9)
Consists of (i) 1,513,962 shares of common stock held by Trinity Ventures X, L.P., (Trinity Ventures), (ii) 14,751 shares of common stock held by Trinity X Entrepreneurs’ Fund, L.P. (Trinity Entrepreneurs) and (iii) 8,679 shares of common stock held by Trinity X Side-By-Side Fund, L.P. (Trinity Side, and together with Trinity Ventures and Trinity Entrepreneurs, the Trinity Entities). The address for Trinity Ventures is 2480 Sand Hill Road, Suite 200, Menlo Park, California 94025.

(10)
Consists of (i) 1,234,566 shares of common stock held by Madrona Fund IV and (ii) 31,464 shares of common stock held by Madrona Fund IV-A. The address for the Madrona Venture Funds is 999 Third Avenue, Suite 3400, Seattle, Washington 98104.

(11)
Based solely on information reported on a Schedule 13G filed with the SEC on February 3, 2017 and information provided to MaxPoint, consists of 389,203 shares of common stock held by Performance Direct Investments II, L.P. (PDI). PDI is managed by its general partner, Performance Direct Investors II GP, LLC, which is managed by Performance Equity Management, LLC (PEM), a member manager. The address for Performance Equity Management is 5 Greenwich Office Park, Third Floor, Greenwich, Connecticut 06830.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the compensation arrangements with directors and executive officers described under the headings “Corporate Governance - Director Compensation” and “Executive Compensation,” there has not been a transaction or series of related transactions to which we have been a party to since January 1, 2016 or any currently proposed transaction in which:

•	we have been or are to be a participant;

•	the amount involved exceeds or will exceed $120,000; and

•
any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Amended and Restated Investors’ Rights Agreement
We entered into an investors’ rights agreement, or IRA, with certain holders of our convertible preferred stock prior to our initial public offering, including entities with which certain of our directors are affiliated. These stockholders are entitled to rights with respect to the registration of their shares.
Indemnification Agreements
Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our certificate of incorporation and bylaws also provide our board of directors with discretion to indemnify our officers and employees when determined appropriate by our board of directors.
We have entered into indemnification agreements with each of our directors and executive officers and certain other key employees. The indemnification agreements provide that we will indemnify each of our directors, executive officers and such other key employees against any and all expenses incurred by that director, executive officer, or other key employee because of his or her status as one of our directors, executive officers, or other key employees, to the fullest extent permitted by Delaware law, our amended and restated certificate of incorporation and our amended and restated bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by our directors, executive officers and other key employees in connection with a legal proceeding involving his or her status as a director, executive officer or employee.
Policies and Procedures for Related Party Transactions
Our audit committee has the primary responsibility for the review, approval and oversight of any “related party transaction,” which is any transaction, arrangement, or relationship (or series of similar transactions, arrangements, or relationships) in which we are, were, or will be a participant and the amount involved exceeds $120,000, and in which the related person has, had, or will have a direct or indirect material interest. We adopted a written related party transaction policy that became effective upon the completion of our initial public offering. Under our related party transaction policy, our management is required to submit any related person transaction not previously approved or ratified by our audit committee to our audit committee. In approving or rejecting the proposed transactions, our audit committee will take into account all of the relevant facts and circumstances available. Our audit committee will approve only those transactions that, as determined by our audit committee, are in, or are not inconsistent with, our best interests and the best interests of our stockholders.
Although we did not have a written policy prior to our initial public offering for the review and approval of transactions with related persons, our board of directors historically reviewed and approved any transaction where a director or officer had a financial interest. Prior to approving such a transaction, the material facts as to a director’s or officer’s relationship or interest as to the agreement or transaction were disclosed to our board of directors. Our board of directors would take this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of all of our stockholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons, we believe that during fiscal 2016, all Section 16(a) filing requirements were satisfied on a timely basis, except that one Form 4 reporting one transaction was filed late on behalf of Ms. Joyce.

AUDIT COMMITTEE REPORT
The information contained in the following report of MaxPoint’s audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that MaxPoint specifically incorporates it by reference.
Role of the Audit Committee
The audit committee operates under a written charter adopted by our board of directors. The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards. A more detailed description of the functions and responsibilities of the audit committee can be found in MaxPoint’s audit committee charter, published on the governance section of MaxPoint’s website at http://ir.maxpoint.com/.
The audit committee oversees our financial reporting process on behalf of the board of directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.
Review of Audited Financial Statements for the Year Ended December 31, 2016
The audit committee has reviewed and discussed with MaxPoint’s management and Deloitte & Touche, LLP the audited consolidated financial statements of MaxPoint for the year ended December 31, 2016. The audit committee has also discussed with Deloitte & Touche, LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding communications between our independent registered public accounting firm and audit committee.
The audit committee has received and reviewed the written disclosures and the letter from Deloitte & Touche, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Deloitte & Touche, LLP its independence from us.
Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in MaxPoint’s annual report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission.
Submitted by the audit committee of the board of directors:
Lynnette Frank (Chair)
Kevin Dulsky
Len Jordan

OTHER MATTERS
We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as MaxPoint may recommend.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning the enclosed proxy card, if you have requested one, in the envelope provided.

THE BOARD OF DIRECTORS

Morrisville, North Carolina
March 21, 2017

MaxPoint Interactive, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 3, 2017.

Vote by Internet

- Go to **www.envisionreports.com/MXPT**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposal 2.

1. Election of Directors:

	For	Withhold
01 - Lynnette Frank	☐	☐
02 - Augustus Tai	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

02JLDB

2017 Annual Meeting

2017 Annual Meeting of
MaxPoint Interactive, Inc. Stockholders

Wednesday, May 3, 2017, 3:00 p.m. Local Time
Washington Duke Inn & Golf Club
3001 Cameron Blvd., Durham, North Carolina 27705

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — MaxPoint Interactive, Inc.

Notice of 2017 Annual Meeting of Stockholders

3001 Cameron Blvd., Durham, North Carolina 27705
Proxy Solicited by Board of Directors for Annual Meeting – May 3, 2017

Brad R. Schomber and Thomas William Alvey, III, or any of them, each with the power of substitution, are hereby authorized as proxies and attorneys-in-fact to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of MaxPoint Interactive, Inc. to be held on Wednesday, May 3, 2017 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the nominees named in the proxy statement to our board of directors and FOR Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)